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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report: April 29, 2003 (Date of earliest event reported)




                              CENTRA SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)




                Delaware           000-27861           04-3268918
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             (State or other      (Commission        (IRS Employer
             jurisdiction of      File Number)     Identification No.)
             incorporation)



                               430 Bedford Street
                               Lexington, MA 02420
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                    (Address of principal executive offices)




                            Telephone: (781) 861-7000
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              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits:

              Exhibit
              Number     Description
              ------     -----------
               99.1      Press Release dated April 29, 2003 announcing the
                         expansion of Centra's Board of Directors






ITEM 9.  REGULATION FD DISCLOSURE

On April 29, 2003, Centra Software, Inc. ("Centra") issued a press release announcing the expansion of Centra's Board of Directors.A copy of the press release is filed as Exhibit 99.1 to this Report.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:   April 29, 2003                           CENTRA SOFTWARE, INC.

                                                  By: /s/ Leon Navickas
                                                  ------------------------------
                                                  Name:  Leon Navickas
                                                  Title: Chief Executive Officer
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                                  EXHIBIT INDEX
                                  -------------


         Exhibit
         Number     Description
         ------     -----------

          99.1 Press Release dated April 29, 2003 announcing the expansion of Centra's Board of Directors